UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            May 20, 2004

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

Item 5.    Other Events and Regulation FD Disclosure.

On May 20, 2004, we issued a press release announcing our financial results for the first quarter ended May 1, 2004.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press release, issued May 20, 2004, regarding the registrant’s financial results for the first quarter ended May 1, 2004.

Item 12. Results of Operations and Financial Condition.

On May 20, 2004, we issued a press release announcing our financial results for the first quarter ended May 1, 2004.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: May 20, 2004	By:	/s/ Patricia McKay
Patricia McKay,
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release, issued May 20, 2004, regarding the registrant’s financial results for the first quarter ended May 1, 2004.